First American Funds, Inc.

Supplement Dated May 12, 2005
To First American Money Market Funds
Piper Jaffray Shares Prospectus
Dated December 1, 2004, as Supplemented March 24, 2005

Effective June 6, 2005, the “Fees and Expenses” sections that appear on pages 3, 5, 7 and 9 of the Prospectus are replaced by the following:

FEES AND EXPENSES

The funds do not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of a fund you indirectly pay a portion of the fund’s operating expenses since these expenses are deducted from fund assets.

	Government Obligations Fund	Prime Obligations Fund	Tax Free Obligations Fund	Treasury Obligations Fund

SHAREHOLDER FEES

Maximum Sales Charge (Load)	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None

ANNUAL FUND OPERATING EXPENSES[1]
as a % of average net assets

Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses
Shareholder Servicing Fees	0.25%	0.25%	0.25%	0.25%
Miscellaneous	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	0.88%	0.88%	0.88%	0.88%
Less Contractual Waiver of Fund Expenses[2]	(0.07)%	(0.00%)	(0.09%)	(0.09%)
Net Expenses[2]	0.81%	0.88%	0.79%	0.79%

1Annual Fund Operating Expenses are based on each fund’s most recently completed fiscal year, but reflect current fee waivers.
2 The advisor has contractually agreed to waive fees and reimburse other fund expenses until November 30, 2005 so that Net Expenses do not exceed 0.81% for Government Obligations Fund, 0.88% for Prime Obligations Fund, 0.79% for Tax Free Obligations Fund and 0.79% for Treasury Obligations Fund. These fee waivers and expense reimbursements may be terminated at any time after November 30, 2005, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the funds’ board of directors.

Example: This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Government Obligations Fund	Prime Obligations Fund	Tax Free Obligations Fund	Treasury Obligations Fund

1 year	$ 83	$ 90	$ 81	$ 81
3 years	$ 274	$ 281	$ 272	$ 272
5 years	$ 481	$ 488	$ 479	$ 479
10 years	$1,078	$1,084	$1,076	$1,076

PIPER